Unrecognized Tax Benefits (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013		Dec. 31, 2012
Income Tax Disclosure [Abstract]
Unrecognized tax benefit in non-current income taxes payable	$ 44	[1]	$ 39	[1]
Accrued interest payable on potential tax liabilities	$ 28	[2]	$ 22	[2]

[1]	Pursuant to the agreements governing the disposition of certain subsidiaries in 2006, the Company is entitled to indemnification for certain pre-disposition tax contingencies. As of December 31, 2013, $15 million of unrecognized tax benefits are related to tax contingencies for which the Company believes it is entitled to indemnification.
[2]	The Company recognizes potential interest related to unrecognized tax benefits within interest expense related to corporate debt, net on the accompanying Consolidated Statements of Operations. Penalties incurred during the twelve months ended December 31, 2013, 2012 and 2011, were not significant and were recognized as a component of income taxes.